UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

TAPINATOR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tapinator, Inc.

Notice of Special Meeting

of Stockholders

and Proxy Statement

Please Complete, Sign, Date And Return Your Proxy Promptly

November 25, 2019 10:00 a.m. local time To be held at the offices of: Haynes and Boone, LLP 30 Rockefeller Plaza, 26th Floor New York, New York 10112

Tapinator, Inc. 110 West 40th Street, Suite 1902 New York, NY 10018 (914) 930-6232

               , 2019

Dear Tapinator Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Tapinator, Inc. The meeting will be held at 10:00 a.m. local time on Monday, November 25, 2019, at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112. Your Board of Directors and management look forward to greeting those of you able to attend in person.

You will find enclosed a Notice of Special Meeting of Stockholders that identifies the proposals to be presented for your action. Your vote is important. The Board of Directors appreciates and encourages stockholder participation in the company’s affairs. Whether or not you can attend the meeting, please read the proxy statement carefully, then vote your shares by Internet, by telephone or by completing, signing, dating and returning the enclosed proxy card promptly in the envelope provided, so that your shares will be represented at the meeting.

Please note that brokers may not vote your shares on certain of the proposals in the absence of your specific instructions as to how to vote. Whether you attend or not, please submit your proxy so your vote can be counted.

On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Ilya Nikolayev

CEO and Chairman of the Board of Directors

Important notice regarding the availability of proxy materials for the special meeting to be held on November 25, 2019: Our official Notice of Special Meeting of Stockholders and Proxy Statement are also available at www.proxyvote.com.

TAPINATOR, INC.

110 West 40th Street • Suite 1902

New York, New York 10018

(914) 930-6232

Notice of Special Meeting of Stockholders

To Be Held November 25, 2019

The Special Meeting of Stockholders (the “Special Meeting”) of Tapinator, Inc., a Delaware corporation (“Tapinator” or the “Company”), will be held at 10:00 a.m. local time on Monday, November 25, 2019 at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112 for the following purposes:

(1)

the approval of an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board of Directors of the Company, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”), including stock held by the Company as treasury shares, at a ratio of between 1-for-2 and 1-for-200 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board of Directors of the Company (the “Reverse Stock Split”);

(2)

the approval, if and only if the Reverse Stock Split is approved and implemented, of an amendment to the Charter, in substantially the form attached to the proxy statement as Annex B, to, at the discretion of the Board of Directors of the Company, reduce the total number of authorized shares of Common Stock from 250,000,000 to 25,000,000; and

(3)

the approval of an amendment to the Tapinator, Inc. 2015 Equity Incentive Plan (the “Equity Incentive Plan”) to add an “evergreen” provision to adjust the total size of the Equity Incentive Plan on a semi-annual basis and make certain other amendments to reflect changes to applicable sections of the tax code upon enactment of the Tax Cuts and Jobs Act of 2017.

The Board of Directors has fixed the close of business on October 11, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any recess(es), adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available for examination at the offices of the Company at least 10 calendar days prior to the Special Meeting. The list will also be available during the Special Meeting for inspection by stockholders.

Officers of the Company will be present at the Special Meeting and available to respond to questions from stockholders.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE VOTE IN ONE OF THE FOLLOWING WAYS:

•	USE THE TOLL-FREE NUMBER shown on your proxy card to vote by telephone;

•	VISIT THE WEBSITE noted on your proxy card to vote via the Internet;

•	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope; OR

•	VOTE IN PERSON by appearing at the Special Meeting and submitting a ballot at the meeting.

STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

Please note that brokers may not vote your shares on certain of the proposals in the absence of your specific instructions as to how to vote. Whether you attend or not, please submit your proxy so your vote can be counted.

By Order of the Board of Directors,

Ilya Nikolayev

CEO and Chairman of the Board of Directors

New York, New York

                     , 2019

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	1
PROPOSAL 1: APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO EFFECT THE REVERSE STOCK SPLIT	6
Background and Proposed Amendment	6
Reasons for the Reverse Stock Split	6
Risks Associated with the Reverse Stock Split	6
Effects of the Reverse Stock Split	7
Treatment of Fractional Shares in the Reverse Stock Split	7
Determination of the Reverse Stock Split Ratio	7
Board Discretion to Effect the Reverse Stock Split	8
Effective Time of the Reverse Stock Split	8
Exchange of Share Certificates	8
Accounting Treatment of the Reverse Stock Split	8
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split	9
Vote Required	9
PROPOSAL 2: APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	10
Background and Proposed Amendment	10
Reasons for the Authorized Share Reduction	10
Effects of the Authorized Share Reduction; Risks Associated with the Authorized Share Reduction	10
Conditioned on Reverse Stock Split	10
Board Discretion to Effect the Authorized Share Reduction	10
Effective Time of the Authorized Share Reduction	10
Vote Required	10
PROPOSAL 3: APPROVAL OF THE AMENDMENT TO THE EQUITY INCENTIVE PLAN TO ADD AN “EVERGREEN” PROVISION TO ADJUST THE TOTAL SIZE OF THE EQUITY INCENTIVE PLAN ON A SEMI-ANNUAL BASIS AND MAKE CERTAIN OTHER AMENDMENTS	11
Summary of the Equity Incentive Plan Amendment	11
Description of the Equity Incentive Plan	11
Federal Income Tax Consequences	13
Interest of Directors and Executive Officers	14
New Plan Benefits	14
Vote Required	14
OTHER BUSINESS	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
Principal Stockholders	15
Executive Officers, Directors and Director Nominees	15
DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS	16
WHERE YOU CAN FIND MORE INFORMATION	16
ANNEX A – FORM OF REVERSE STOCK SPLIT CHARTER AMENDMENT	17
ANNEX B – FORM OF AUTHORIZED SHARE REDUCTION CHARTER AMENDMENT	20
ANNEX C – FORM OF EQUITY INCENTIVE PLAN AMENDMENT	23
ANNEX D – TAPINATOR, INC. 2015 EQUITY INCENTIVE PLAN	26

PRELIMINARY COPY

TAPINATOR, INC.

110 WEST 40TH STREET • SUITE 1902

NEW YORK, NEW YORK 10018

(914) 930-6232

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held Monday, November 25, 2019

Unless the context requires otherwise, references in this proxy statement to “Tapinator,” “we,” “us,” “our” and the “Company” are to Tapinator, Inc. and its consolidated subsidiaries. Unless the context otherwise requires, references to the “stockholders” are to the holders of our Common Stock.

The accompanying proxy is solicited by the Board of Directors on behalf of Tapinator, Inc., a Delaware corporation, to be voted at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held on Monday, November 25, 2019, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any recess(es), adjournment(s) or postponement(s) thereof. This proxy statement and accompanying proxy are first being mailed on or about                  , 2019.

INTERNET AVAILABILITY AND ELECTRONIC DELIVERY OF PROXY DOCUMENTS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 25, 2019: Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at www.proxyvote.com.

The executive offices of the Company are located at, and the mailing address of the Company is, 110 West 40th Street, Suite 1902, New York, New York 10018.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your shares of Common Stock. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy statement?

It is a document that we are required to give you in accordance with regulations of the Securities and Exchange Commission (the “SEC”) when we ask you to sign a proxy card to vote your shares of Common Stock as directed by you at the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice, including:

(1) the approval of an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), to, at the discretion of the Board of Directors of the Company, effect a Reverse Stock Split with respect to the Company’s issued and outstanding Common Stock, par value $0.001 per share, including shares held by the Company as treasury shares, at a ratio of between 1-for-2 and 1-for-200 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board of Directors of the Company (such action, the “Reverse Stock Split,” and such proposal is referred to herein as the “Reverse Stock Split Proposal”);

(2) the approval, if and only if the Reverse Stock Split is approved and implemented, of an amendment to the Charter to reduce the total number of authorized shares of Common Stock from 250,000,000 to 25,000,000 (such action, the “Authorized Share Reduction,” and such proposal is referred to herein as the “Authorized Share Reduction Proposal”); and

(3) the approval of an amendment to the Tapinator, Inc. 2015 Equity Incentive Plan (the “Equity Incentive Plan”) to add an “evergreen” provision to adjust the total size of the Equity Incentive Plan on a semi-annual basis and make certain other amendments to reflect changes to applicable sections of the tax code upon enactment of the Tax Cuts and Jobs Act of 2017 (such proposal is referred to herein as the “Equity Incentive Plan Amendment Proposal”).

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we are sending only one proxy statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact Tapinator, Inc. at 110 West 40th Street, New York, New York 10018, Attn: Secretary or call (914) 930-6232 and ask for investor relations. Eligible stockholders of record receiving multiple copies of our proxy statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy materials are available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy materials in this manner.

What should I do if I receive more than one set of voting materials?

Despite our efforts related to householding, you may receive more than one set of proxy materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold stock. Similarly, if you are a stockholder of record and hold stock in a brokerage account, you will receive a proxy card and a voting instruction card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting is the close of business on October 11, 2019 (the “Record Date”). The Record Date is established by the Board of Directors as required by Delaware law. On the Record Date,                           shares of Common Stock were issued and outstanding.

Who is entitled to vote at the Special Meeting?

Subject to the limitations set forth below, only stockholders at the close of business on the Record Date may vote at the Special Meeting.

What are the voting rights of the stockholders?

Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Special Meeting. Neither the Company’s Charter nor its bylaws allow for cumulative voting rights.

The presence, in person, by a duly authorized representative in the case of a corporation or other legal entity, or through representation by proxy, of the holders of shares of Common Stock having a majority of the votes which could be cast by the holders of all outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the chairperson of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the Special Meeting until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer, the Company’s transfer agent (the “Transfer Agent”), you are considered the stockholder of record with respect to those shares. The proxy statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy statement and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in the mailing or by following such nominee’s instructions for voting by telephone or the Internet.

What is a broker non-vote?

Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold stock on behalf of beneficial owners have the authority to vote on certain proposals when they have not received instructions from the beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item under the rules of the NYSE and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to the Reverse Stock Split Proposal and the Authorized Share Reduction Proposal. Your broker does not have discretionary authority to vote your shares with respect to the Equity Incentive Plan Amendment Proposal in the absence of specific instructions from you.

How do I vote my shares?

If you are a record holder, you may vote your shares of Common Stock at the Special Meeting in person or by proxy. To vote in person, you must attend the Special Meeting and obtain and submit a ballot. The ballot will be provided at the meeting. To vote by proxy, you must do one of the following:

•	USE THE TOLL-FREE NUMBER shown on your proxy card to vote by telephone;

•	VISIT THE WEBSITE shown on your proxy card to vote via the Internet; or

•	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your shares of Common Stock at the Special Meeting in accordance with your instructions. The Board of Directors has appointed Ilya Nikolayev and Andrew Merkatz to serve as the proxies for the Special Meeting.

Your proxy card will be valid only if you mark, sign, date and return it before the Special Meeting. If you complete all of the proxy card except the voting instructions, then the designated proxies will vote your shares “for” the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal and the Equity Incentive Plan Amendment Proposal. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their discretion.

If your shares are held in “street name,” in addition to the proxy solicitation materials we have provided to the street name holder, the street name holder should provide its own request for voting instructions. By completing the voting instruction card, you may direct your street name holder how to vote your shares. Alternatively, if you want to vote your street name shares at the Special Meeting, you must contact your broker directly in order to obtain a proxy issued to you by your street name holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Special Meeting, you will not be able to vote your street name shares at the Special Meeting.

Are votes confidential?

The votes of all stockholders will be held in confidence from directors, officers and employees of the Company except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) in case of a contested proxy solicitation; (c) if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (d) to allow the independent inspectors of election to certify the results of the vote.

Can I vote my shares in person at the Special Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Special Meeting by completing a ballot at the meeting.

However, if your shares are held in “street name,” you may vote your shares in person only if you obtain a nominee-issued proxy from your broker or nominee giving you the right to vote the shares.

Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What are my choices when voting?

Stockholders may vote “for,” “against” or abstain from voting with respect to each of the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal and the Equity Incentive Plan Amendment Proposal.

What are the recommendations of the Board of Directors on how I should vote my shares?

The Board of Directors recommends that you vote your shares FOR the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal and the Equity Incentive Plan Amendment Proposal.

What if I do not specify how I want my shares voted?

If you return a signed proxy card and do not specify on your proxy card (or when giving your proxy by telephone or over the Internet) how you want to vote your shares, your shares will be voted FOR the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal and the Equity Incentive Plan Amendment Proposal.

Can I change my vote?

Yes. You may revoke your proxy at any time by any of the following means:

•

Attending the Special Meeting and voting in person. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares at the meeting to revoke your proxy. If your shares are held in “street name,” you will need a nominee-issued proxy from your broker to vote your shares at the meeting.

•	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

•

Giving written notice of revocation to the Company addressed to Brian Chan, Vice President of Finance and Accounting and Secretary, at the Company’s address above, which notice must be received before noon local time on November 24, 2019.

What percentage of the vote is required to approve the Reverse Stock Split Proposal?

Pursuant to the Delaware General Corporation Law (the “DGCL”) and our organizational documents, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve the Reverse Stock Split Proposal.

What percentage of the vote is required to approve the Authorized Share Reduction Proposal?

Pursuant to the DGCL and our organizational documents, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve the Authorized Share Reduction Proposal.

What percentage of the vote is required to approve the Equity Incentive Plan Amendment Proposal?

Pursuant to the DGCL and our organizational documents, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the Equity Incentive Plan Amendment Proposal is required to approve the Equity Incentive Plan Amendment Proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present for determining a quorum at the Special Meeting. An abstention will have the same effect as a vote cast against the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal and the Equity Incentive Plan Amendment Proposal.

Broker non-votes are included in the determination of the number of shares present for determining a quorum at the Special Meeting. Broker non-votes are not applicable to the Reverse Stock Split Proposal or the Authorized Share Reduction Proposal because such proposals are considered routine matters and therefore a broker holding shares for a beneficial owner will have discretionary authority to vote those shares for such proposals in the absence of voting instructions from the beneficial owner. Broker non-votes will have no impact on the Equity Incentive Plan Proposal.

If the Reverse Stock Split Proposal is approved by the Company’s stockholders, is the Company required to effect the Reverse Stock Split?

No. The Board of Directors has the sole authority to determine whether or not to effect the Reverse Stock Split, even if the Reverse Stock Split Proposal is approved by our stockholders. If the Reverse Stock Split Proposal is approved by our stockholders, the Board of Directors will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders. In making its determination, the Board of Directors will consider, among other things:

●	whether effecting the Reverse Stock Split is necessary to obtain approval of the listing of the Common Stock on The Nasdaq Capital Market;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

If the stockholders approve the Reverse Stock Split Proposal and the Board of Directors decides to effect the Reverse Stock Split, the Board of Directors will have the sole authority to determine the timing of filing the amendment to our Charter to effect the Reverse Stock Split. The Board of Directors will also have the sole discretion to determine the ratio of the Reverse Stock Split, subject to such ratio being within the Range of between 1-for-2 and 1-for-200.

When will the Reverse Stock Split become effective?

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will become effective upon the filing of the amendment to our Charter related to the Reverse Stock Split with the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. The Board of Directors will also have the sole discretion to determine the ratio of the Reverse Stock Split, subject to such ratio being within the Range of between 1-for-2 and 1-for-200.

How will fractional shares resulting from the Reverse Stock Split be treated?

We do not intend to issue fractional shares in connection with the Reverse Stock Split. If you are a direct holder of our Common Stock, to the extent the Reverse Stock Split would result in you owning a fractional share of Common Stock, such fractional share will be rounded up to the nearest whole share of Common Stock. If you are the holder of an outstanding equity award that is exercisable, convertible or exchangeable for common stock, to the extent the Reverse Stock Split would result in your award entitling you to own a fractional share of Common Stock, your award will be rounded down to the nearest whole share and the per share exercise price resulting from any such reductions or adjustments will be rounded up to the nearest whole cent to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). If you are the holder of outstanding warrants, to the extent the Reverse Stock Split would result in your warrant entitling you to own a fractional share of Common Stock, your warrant will be adjusted in accordance with the terms set forth in such warrant governing the treatment of fractional shares.

How will the Reverse Stock Split impact the voting rights of stockholders?

The Reverse Stock Split will affect all of our stockholders uniformly and will not change any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in adjustments with respect to fractional shares.

Is the Authorized Share Reduction conditioned on the approval of the Reverse Stock Split Proposal and the implementation of the Reverse Stock Split?

Yes. If the Reverse Stock Split Proposal is approved and the Reverse Stock Split is implemented, the Board of Directors, subject to the approval of the Authorized Share Reduction Proposal, intends to implement the Authorized Share Reduction to reduce the total number of shares of Common Stock that we are authorized to issue from 250,000,000 to 25,000,000. If the Reverse Stock Split Proposal is not approved by our stockholders or the Reverse Stock Split is otherwise not implemented by the Board of Directors, the Board of Directors does not intend to implement the Authorized Share Reduction.

The implementation of the Reverse Stock Split, however, is not conditioned on the approval of the Authorized Share Reduction Proposal or the implementation of the Authorized Share Reduction. Even if the Authorized Share Reduction Proposal is not approved by our stockholders or if the Board of Directors determines not to implement the Authorized Share Reduction, the Board of Directors will retain the option to implement the Reverse Stock Split, subject to the approval of the Reverse Stock Split Proposal by our stockholders.

If the Authorized Share Reduction Proposal is approved by the Company’s stockholders, is the Company required to effect the Authorized Share Reduction?

No. The Board of Directors has the sole authority to determine whether or not to effect the Authorized Share Reduction, even if the Authorized Share Reduction Proposal is approved by our stockholders. If the Authorized Share Reduction Proposal is approved by our stockholders, the Board of Directors will make a determination as to whether effecting the Authorized Share Reduction is in the best interests of the Company and our stockholders. In addition, the implementation of the Authorized Share Reduction is subject to the approval of the Reverse Stock Split Proposal and the implementation of the Reverse Stock Split.

In making its determination, the Board of Directors will consider, among other things, whether the Authorized Share Reduction is in the best interests of the Company’s stockholders in light of the Company’s anticipated needs to reserve authorized shares of Common Stock for:

●	raising capital through the sale of equity securities;

●	entering into strategic business combinations;

●	providing equity incentives to officers, directors and employees; and

●	other corporate purposes.

In addition, whether the Board of Directors determines to implement the Authorized Share Reduction will depend on the ratio that the Board of Directors selects for the Reverse Stock Split and the number of shares of Common Stock that are issued and outstanding following the Reverse Stock Split.

If the stockholders approve the Authorized Share Reduction Proposal and the Board of Directors decides to effect the Authorized Share Reduction, the Board of Directors will have the sole authority to determine the timing of filing the amendment to our Charter to effect the Authorized Share Reduction; provided, however, that the implementation of the Authorized Share Reduction is conditioned on the approval of the Reverse Stock Split Proposal and the implementation of the Reverse Stock Split.

When will the Authorized Share Reduction become effective?

If the Reverse Stock Split Proposal and the Authorized Share Reduction Proposal are approved by our stockholders, and the Reverse Stock Split is implemented, the Authorized Share Reduction will become effective upon the filing of the amendment to our Charter related to the Authorized Share Reduction with the Secretary of State of the State of Delaware. However, notwithstanding approval of the Authorized Share Reduction Proposal and Reverse Stock Split Proposal by our stockholders and the implementation of the Reverse Stock Split, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Authorized Share Reduction.

If I am a holder of Common Stock with shares represented by share certificates, should I send in my share certificates now?

NO, STOCKHOLDERS OF THE COMPANY SHOULD NOT SEND SHARE CERTIFICATE(S) WITH THEIR PROXY CARD(S). If the Reverse Stock Split is completed, our Transfer Agent will send our stockholders written instructions for sending in their share certificates or, in the case of shares held electronically in “book-entry” form, for surrendering their book-entry shares.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board of Directors is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies by mail, telephone, facsimile or e-mail or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of Common Stock registered in their names, will be requested to forward solicitation materials to the beneficial owners of Common Stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business for a vote at the Special Meeting other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Special Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement and the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact Investor Relations by phone at (914) 930-6232 or by email at investor.relations@tapinator.com.

APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO EFFECT THE REVERSE STOCK SPLIT

(Proposal 1)

Background and Proposed Amendment

Our Charter currently authorizes the Company to issue a total of 251,532,500 shares of capital stock, consisting of 250,000,000 shares of Common Stock, par value $0.001 per share, and 1,532,500 shares of preferred stock, par value $0.001 per share.

On October 3, 2019, subject to stockholder approval, the Board of Directors approved an amendment to our Charter to, at the discretion of the Board of Directors, effect the Reverse Stock Split of the Common Stock at a ratio of between 1-for-2 and 1-for-200, including shares held by the Company as treasury shares, with the exact ratio within such Range to be determined by the Board of Directors of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, between every 2 to 200 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock.

The actual timing for implementation of the Reverse Stock Split would be determined by the Board of Directors based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board of Directors will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board of Directors determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board of Directors will consider in deciding whether to effect the Reverse Stock Split, see “—Determination of the Reverse Stock Split Ratio” and “—Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendments to the Company’s Charter to effect the Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable. The Board of Directors has determined that these amendments are advisable and in the best interests of the Company and its stockholders and has submitted the amendments for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in preparation for a potential “uplisting” of our Common Stock from the OTCQB Marketplace (the “OTCQB”) to The Nasdaq Capital Market, and to help attract institutional investors with minimum trading price requirements. We believe increasing the trading price of our Common Stock will also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

In connection with an application for listing our shares on The Nasdaq Capital Market, we believe that the Reverse Stock Split is our best option to meet one of the criteria to obtain an initial listing. The Nasdaq Capital Market requires, among other criteria, an initial bid price of least $4.00 per share and, following initial listing, maintenance of a continued price of at least $1.00 per share. On the Record Date, the last reported sale price of our Common Stock on the OTCQB was $           per share. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for listing. However, we cannot provide any assurance that (i) we will pursue a listing on The Nasdaq Capital Market, or (ii) even if we do, our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board of Directors flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board of Directors believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares. If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of between 1-for-2 and 1-for-200. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.001.

As of the Record Date, the Company had approximately              million shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-5, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately             million.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants. If the Reverse Stock Split is effected, the terms of equity awards under the Equity Incentive Plan and the terms of our outstanding warrants, including the per share exercise price of options and warrants and the number of shares issuable under such securities, will be proportionally adjusted to maintain their approximate economic value. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

As of the Record Date, the Company had 18,000,000 shares of Common Stock authorized for issuance under the Incentive Plan. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-5, the number of shares of Common Stock authorized for issuance under the Incentive Plan after the Reverse Stock Split would be approximately 3,600,000. Additionally, a pre-Reverse Stock Split stock option or warrant representing the right to purchase 10,000 shares of Common Stock at an exercise price of $0.05 per share would be converted into a post-Reverse Stock Split stock option or warrant representing the right to purchase 2,000 shares of Common Stock at an exercise price of $0.25 per share.

Effects of the Reverse Stock Split on Voting Rights. Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters. The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital. The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 251,532,500 shares, consisting of 250,000,000 shares of Common Stock and 1,532,500 shares of preferred stock, unless the Company’s stockholders approve the Authorized Share Reduction Proposal and the Board of Directors implements the Authorized Share Reduction. If the Reverse Stock Split Proposal and the Authorized Share Reduction Proposal are approved and the Reverse Stock Split is implemented, our Board of Directors currently intends to effect the Authorized Share Reduction to reduce the total number of shares of Common Stock that we are authorized to issue from 250,00,000 to 25,000,000. Please see “Proposal 2 – Approval of the Amendment to the Company’s Charter to Reduce the Number of Authorized Shares of Common Stock” for additional information.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly;

●

rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Equity Incentive Plan, in order to comply with the requirements of Section 409A of the Code; or

●	adjusted in accordance with the terms of our outstanding warrants, if such shares are underlying an outstanding warrant.

Determination of the Reverse Stock Split Ratio

The Board of Directors believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board of Directors will be not less than 1-for-2 and not more than 1-for-200.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to obtain the approval of the listing of our Common Stock on The Nasdaq Capital Market;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board of Directors the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board of Directors chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will only be effected upon a determination by the Board of Directors, in its sole discretion, that filing the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split is in the best interests of the Company and its stockholders. This determination by the Board of Directors will be based upon a variety of factors, including those discussed under “—Determination of the Reverse Stock Split Ratio” above. We expect that the primary focus of the Board of Directors in determining whether or not to file the Reverse Stock Split Amendment will be whether we will be able to obtain the approval of the listing of our Common Stock on The Nasdaq Capital Market without effecting the Reverse Stock Split.

The implementation of the Reverse Stock Split is not conditioned on the approval of the Authorized Share Reduction Proposal or the implementation of the Authorized Share Reduction.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

The implementation of the Reverse Stock Split is not conditioned on the approval of the Authorized Share Reduction Proposal or the implementation of the Authorized Share Reduction.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheet attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required

Pursuant to the DGCL and our organizational documents, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve the Reverse Stock Split Proposal.

APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(Proposal 2)

Background and Proposed Amendment

Our Charter currently authorizes the Company to issue a total of 251,532,500 shares of capital stock, consisting of 250,000,000 shares of Common Stock, par value $0.001 per share, and 1,532,500 shares of preferred stock, par value $0.001 per share.

On October 6, 2019, subject to stockholder approval, the Board of Directors approved an amendment to our Charter to, at the discretion of the Board of Directors, effect the Authorized Share Reduction to reduce the total number of shares of Common Stock that the Company is authorized to issue from 250,000,000 to 25,000,000. The Authorized Share Reduction will not change the number of authorized shares of preferred stock, which currently consists of 1,532,500 shares.

The primary purpose of the Authorized Share Reduction is to reduce the total number of shares that we are authorized to issue so that we do not have what some stockholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance following the Reverse Stock Split. Accordingly, the implementation of the Authorized Share Reduction is expressly conditioned on stockholder approval of the Reverse Stock Split Proposal and the implementation of the Reverse Stock Split.

The actual timing for implementation of the Authorized Share Reduction would be determined by the Board of Directors, following or concurrent with the implementation of the Reverse Stock Split, and based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Authorized Share Reduction Proposal and the Reverse Stock Split Proposal by our stockholders and the implementation of the Reverse Stock Split, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Authorized Share Reduction. If the Authorized Share Reduction Proposal and Reverse Stock Split Proposal are approved by our stockholders and the Reverse Stock Split is implemented, the Board of Directors will make a determination as to whether effecting the Authorized Share Reduction is in the best interests of the Company and our stockholders in light of, among other things, the Company’s anticipated needs for future equity issuances. For additional information concerning the factors the Board of Directors will consider in deciding whether to effect the Authorized Share Reduction, see “—Board Discretion to Effect the Authorized Share Reduction.”

The text of the proposed amendments to the Company’s Charter to effect the Authorized Share Reduction is included as Annex B to this proxy statement (the “Authorized Share Reduction Charter Amendment”). If the Authorized Share Reduction Proposal and the Reverse Stock Split Proposal are approved by the Company’s stockholders and the Reverse Stock Split is implemented, the Company will have the authority to file the Authorized Share Reduction Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Authorized Share Reduction Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable.

Reasons for the Authorized Share Reduction

The primary purpose of the Authorized Share Reduction is to reduce the total number of shares that we are authorized to issue so that we do not have what some stockholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance following the Reverse Stock Split. Accordingly, the implementation of the Authorized Share Reduction is expressly conditioned on the approval of the Reverse Stock Split Proposal and the implementation of the Reverse Stock Split. In addition, the Authorized Share Reduction is anticipated to decrease the amount of annual franchise taxes that the Company may be required to pay to the State of Delaware following the Reverse Stock Split.

Effects of the Authorized Share Reduction; Risks Associated with the Authorized Share Reduction

If the Authorized Share Reduction is implemented, it will reduce the total number of shares of Common Stock that we are authorized to issue from 250,000,000 to 25,000,000. The Authorized Share Reduction would not have any effect on the rights of existing stockholders and the par value per share of Common Stock will remain $0.001. The Authorized Share Reduction would not have any impact on the total number of shares of preferred stock that the Company is authorized to issue, which will remain at 1,532,500 shares.

The decrease in the number of authorized shares of Common Stock would result in fewer shares of authorized but unissued Common Stock being available for future issuance for various purposes, including raising capital or making acquisitions. However, we currently expect that the amount of authorized but unissued shares of Common Stock available for future issuances following the Reverse Stock Split and Authorized Share Reduction will be sufficient for our future needs.

The Authorized Share Reduction is conditioned on the approval of the Reverse Stock Split Proposal and the implementation of the Reverse Stock Split, but will not be effected in proportion to the Reverse Stock Split ratio. Accordingly, depending on the ratio of the Reverse Stock Split and the total number of shares we have issued and outstanding following the Reverse Stock Split, the practical effect of the Reverse Stock Split and the Authorized Share Reduction could be to proportionally increase or decrease the total number of shares of Common Stock we are authorized to issue compared to the amount authorized by our Charter as in effect today.

Conditioned on Reverse Stock Split

The Board of Directors intends to proceed with the Authorized Share Reduction only if and when the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is implemented. Accordingly, if we do not receive approval of the Reverse Stock Split Proposal or the Board of Directors determines not to proceed with the Reverse Stock Split, then we will not implement the Authorized Share Reduction.

The implementation of the Reverse Stock Split, however, is not conditioned on the approval of the Authorized Share Reduction Proposal or the implementation of the Authorized Share Reduction. Even if the Authorized Share Reduction Proposal is not approved by our stockholders or if the Board of Directors determines not to implement the Authorized Share Reduction, the Board of Directors will retain the option to implement the Reverse Stock Split, subject to the approval of the Reverse Stock Split Proposal by our stockholders.

Board Discretion to Effect the Authorized Share Reduction

If the Authorized Share Reduction Proposal and the Reverse Stock Split Proposal are approved by our stockholders and the Reverse Stock Split is implemented, the Authorized Share Reduction will only be effected upon a determination by the Board of Directors, in its sole discretion, that filing the Authorized Share Reduction Charter Amendment to effect the Authorized Share Reduction is in the best interests of the Company and its stockholders. In making its determination, the Board of Directors will consider, among other things, whether the Authorized Share Reduction is in the best interests of the Company’s stockholders in light of the Company’s anticipated needs to reserve authorized shares of Common Stock for:

●	raising capital through the sale of equity securities;

●	entering into strategic business combinations;

●	providing equity incentives to officers, directors and employees; and

●	other corporate purposes.

In addition, whether the Board of Directors determines to implement the Authorized Share Reduction will depend on the ratio that the Board of Directors selects for the Reverse Stock Split and the number of shares of Common Stock that are issued and outstanding following the Reverse Stock Split.

Effective Time of the Authorized Share Reduction

If the Authorized Share Reduction Proposal and the Reverse Stock Split Proposal are approved by our stockholders and the Reverse Stock Split is implemented, the Authorized Share Reduction would become effective, if at all, when the Authorized Share Reduction Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Authorized Share Reduction Proposal and the Reverse Stock Split Proposal by our stockholders and the implementation of the Reverse Stock Split, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Authorized Share Reduction.

Vote Required

Pursuant to the DGCL and our organizational documents, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve the Authorized Share Reduction Proposal.

APPROVAL OF THE AMENDMENT TO THE EQUITY INCENTIVE PLAN TO ADD AN “EVERGREEN” PROVISION TO ADJUST THE TOTAL SIZE OF THE EQUITY INCENTIVE PLAN ON A SEMI-ANNUAL BASIS AND MAKE CERTAIN OTHER AMENDMENTS

(Proposal 3)

The Board of Directors is seeking the approval of our stockholders of an amendment to the Equity Incentive Plan, which was adopted by the Board of Directors on October 3, 2019, subject to stockholder approval (the “Plan Amendment”). The Equity Incentive Plan was originally approved by the Board of Directors and our stockholders on December 14, 2015.

Under the Equity Incentive Plan, we originally reserved a total of 18,000,000 shares of our Common Stock for issuance as awards to key employees, officers, outside directors, consultants and advisors of the Company. The purpose of the Equity Incentive Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, officers, outside directors, consultants and advisors of the Company. The Equity Incentive Plan provides for the granting of incentive stock options (“ISOs”), nonqualified stock options, restricted stock, restricted stock units, and performance awards. The Equity Incentive Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, officers, outside directors, consultants and advisors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable federal tax laws. The Equity Incentive Plan is administered by the Board of Directors or its Compensation Committee.

A copy of the Plan Amendment and the Equity Incentive Plan are included as Annex C and Annex D, respectively, to this Proxy Statement. Below is a summary of certain key provisions of the Plan Amendment and the Equity Incentive Plan, which are qualified in their entirety by reference to the full text of the Plan Amendment and the Equity Incentive Plan.

Summary of the Equity Incentive Plan Amendment

The Board of Directors adopted the Plan Amendment on October 3, 2019, subject to stockholder approval, to (i) add an “evergreen” provision to the Equity Incentive Plan whereby the number of shares reserved for issuance under the Equity Incentive Plan will automatically adjust on each March 31 and September 30 such that the number of shares of our Common Stock available for issuance pursuant to awards under the Equity Incentive Plan will continue to represent fifteen percent (15%) of the total number of shares of our Common Stock outstanding on such adjustment dates, on a fully diluted basis, (ii) add a cap on the maximum number of shares of Common Stock authorized under the Equity Incentive Plan that may be issued as incentive stock options qualifying under Section 422 of the Code and (iii) eliminate the requirement that no person may be granted more than 3,000,000 stock options in any given fiscal year under the Equity Incentive Plan, which annual limit is no longer required by Section 162(m) of the Code.

Although the total of 18,000,000 shares of our Common Stock reserved for issuance under our current Equity Incentive Plan represents approximately thirteen percent (13%) of our             shares of Common Stock outstanding as of the Record Date on a fully diluted basis, we believe the addition of an “evergreen” provision at a slightly higher percentage as described above will continue to allow us to attract and retain key employees, officers, outside directors, consultants and advisors in the event of future dilutive equity issuances in connection with a potential “uplisting” to The Nasdaq Capital Market or otherwise.

Description of the Equity Incentive Plan

Purpose. The purpose of the Equity Incentive Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, officers, outside directors, consultants and advisors. The Equity Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, and performance awards. The Equity Incentive Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, officers, outside directors, consultants and advisors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable federal tax laws.

Effective Date and Expiration. The Equity Incentive Plan was originally approved by the Board of Directors and our stockholders on December 14, 2015. The Equity Incentive Plan will terminate on December 13, 2025, unless sooner terminated by the Board of Directors. No award may be made under the Equity Incentive Plan after its termination date, but awards made prior to the termination date may extend beyond that date.

Share Authorization. Subject to certain adjustments, the number of shares of our Common Stock that are reserved for issuance pursuant to awards under the Equity Incentive Plan, prior to the adoption of the Plan Amendment, is 18,000,000 (the “Authorized Shares”), of which one hundred percent (100%) (the “ISO Limit”) may be delivered pursuant to incentive stock options. If the Plan Amendment is approved, the number of Authorized Shares (but not the ISO Limit) will be automatically adjusted on each adjustment date so that the Authorized Shares are equal to fifteen percent (15%) of the total number of shares of our Common Stock outstanding on the adjustment date, on a fully diluted basis. In addition, if the Plan Amendment is approved, the Equity Incentive Plan will no longer limit the amount of stock options that may be awarded to a single person in any given fiscal year under the Equity Incentive Plan. Please note that if the Reverse Stock Split Proposal is approved by our stockholders, then the share limits in the Equity Incentive Plan and described herein shall be adjusted by the ratio ultimately determined in the discretion of the Board of Directors in accordance with the Reverse Stock Split Proposal.

Shares to be issued may be made available from authorized but unissued shares of our Common Stock or shares reacquired by us. During the term of the Equity Incentive Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the Equity Incentive Plan. If an award under the Equity Incentive Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the Equity Incentive Plan. Only shares forfeited back to us or shares cancelled on account of termination, expiration, or lapse of an award shall again be available for grant as incentive stock options under the Equity Incentive Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The Equity Incentive Plan is administered by the Board of Directors or its Compensation Committee (the “Committee”). At any time there is no Compensation Committee to administer the Equity Incentive Plan, any reference to the Committee is a reference to the Board of Directors. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the Equity Incentive Plan; establish and revise rules and regulations relating to the Equity Incentive Plan; establish performance goals for awards and certify the extent of their achievement; correct any defect, supply any omission or reconcile any inconsistency in the Equity Incentive Plan or any award agreement; and make any other determinations that it believes necessary for the administration of the Equity Incentive Plan. Any such determination, interpretation or construction shall be final, binding and conclusive for all purposes. The Committee may delegate certain duties to one or more of the Company’s officers as provided in the Equity Incentive Plan.

Eligibility. Employees, officers, outside directors, consultants and advisors of the Company or its subsidiaries who are in a business relationship with us on the date an award is granted under the Equity Incentive Plan, and whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance are eligible to participate in the Equity Incentive Plan. As of the Record Date, we had           employees,            directors,           consultants and              advisors who would be eligible for awards under the Equity Incentive Plan.

Stock Options. The Committee may grant either ISOs qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than one hundred percent (100%) of the fair market value of a share of our Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than ten percent (10%) of the combined voting power of all classes of our stock (or any parent or subsidiary), the option price shall be at least one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each stock option award at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following a termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than ten percent (10%) of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash or check payable to the Company; (ii) by delivering to the Company shares of Common Stock already owned by the participant having a fair market value equal to the aggregate option price; (iii) through a cashless exercise, as may be provided in the applicable award agreement; (iv) by any other form of valid consideration that is acceptable to the Committee, in its sole discretion; or (v) any combination of (i) – (iv).

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock (which is referred to in the Equity Incentive Plan as “restricted shares”) and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period, as specified by the Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions or conditions. Except as otherwise provided in the Equity Incentive Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the restricted stock award, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon.

Performance Awards. The Committee may grant performance awards payable in shares of Common Stock upon the achievement of pre-established performance goals or at the end of a specified performance period. Payment will be contingent upon achieving the pre-established performance goals (as discussed below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Equity Incentive Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In addition, to the extent we intended for Section 162(m) of the Code to apply to any Grandfathered Awards (as defined in the Million Dollar Deduction Limit and Other Tax Matters section below), no participant has received in any calendar year Grandfathered Awards with an aggregate value of more than three million dollars ($3,000,000), based on the fair market value of shares of our Common Stock at the time such awards were granted. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards. However, the Committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Section 162(m) of the Code. With respect to a performance award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Any performance goals may be used to measure our performance as a whole or any of our business units and may be measured relative to a peer group or index. Any performance goals may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, performance goals shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a performance goal.

Vesting, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject, in any case, to the terms of the Equity Incentive Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including, without limitation, terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the Equity Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any stock dividend, recapitalization, reclassification, stock split, reverse stock split, or similar transaction, and (i) the outstanding shares of our Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company; or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of our Common Stock or other securities, then an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares of Common Stock reserved for issuance under the Equity Incentive Plan, (y) the number and kind of restricted stock or restricted stock units granted and shares of Common Stock or other securities subject to any then outstanding stock options under the Equity Incentive Plan, and (z) the exercise price for each share subject to any then outstanding stock options under the Equity Incentive Plan, without changing the aggregate purchase price as to which such stock options remain exercisable; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would (i) cause the Equity Incentive Plan or any stock option to violate Section 422 or 409A of the Code or Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or (ii) be considered as the adoption of a new plan requiring stockholder approval.

Amendment or Discontinuance of the Equity Incentive Plan. The Board of Directors may, at any time and from time to time, modify, amend, or discontinue the Equity Incentive Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Equity Incentive Plan or any awards under the Equity Incentive Plan to continue to comply with Section 422 of the Code (including any successors to such sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board of Directors regarding amendment or discontinuance of the Equity Incentive Plan may affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the Equity Incentive Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Equity Incentive Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and any judicial and administrative interpretations under the Code or Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus one percent (1%) and a twenty percent (20%) penalty tax. Certain performance awards, stock options, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: two years after the date the ISO was granted or one year after the date the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the Equity Incentive Plan is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of Common Stock or the registration of the shares in the participant’s name, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction; provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code discussed below.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017 (each, a “Grandfathered Award”), so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to a Grandfathered Award, and if we determine that Section 162(m) of the Code will apply to such Grandfathered Award, the Company intends to interpret and operate the Equity Incentive Plan so that the terms of the Grandfathered Award will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the Equity Incentive Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a twenty percent (20%) federal penalty tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

Interest of Directors and Executive Officers

All members of the Board of Directors and all of our executive officers are eligible for awards under the Equity Incentive Plan and, thus, have a personal interest in the approval of the Plan Amendment.

New Plan Benefits

With respect to the increased number of shares reserved for issuance under the Equity Incentive Plan pursuant to the Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Equity Incentive Plan because the grant of awards and the terms of such awards are to be determined in the sole discretion of the Committee.

The fair market value of our Common Stock is $          per share based on the closing price of our Common Stock on the Record Date.

Vote Required

Pursuant to the DGCL and our organizational documents, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the Equity Incentive Plan Amendment Proposal is required to approve the Equity Incentive Plan Amendment Proposal.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their judgment, unless directed by the proxy to do otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date (unless otherwise specified) the number and percentage of our Common Stock beneficially owned by (i) each person known by us to beneficially own more than 5% of our outstanding Common Stock, (ii) each of our directors and our “named executive officers,” and (iii) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedules 13D and 13G filings with the SEC and reports made directly to us. In computing the number of shares of Common Stock beneficially owned by a person and the beneficial ownership percentage of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership of our Common Stock is based upon              shares of Common Stock outstanding as of the Record Date. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Unless otherwise indicated in a footnote, the address for each individual listed below is c/o Tapinator, Inc., 110 West 40th Street, Suite 1902, New York, NY 10018.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)		% of Common Stock Owned (1) (2)
Holders of more than 5%

Khurram Samad	7,646,445	(3)	8.7%

David Unger	6,300,000	(4)	6.9%

Named Executive Officers and Directors
Ilya Nikolayev	14,554,432	(5)	16.0%
Andrew Merkatz	7,917,666	(6)	8.7%
Teymour Farman-Farmaian	1,291,665	(7)	1.5%
All officers and directors as a group (4 persons)	24,513,762	(8)	25.8%

___________________

(1)

Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or will become exercisable within 60 days of the Record Date, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into Common Stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person.

(2)	These percentages have been calculated based on shares of Common Stock outstanding as of the Record Date.

(3)

Based on information included in Amendment No. 1 to Schedule 13G filed by Mr. Samad with the SEC on January 2, 2019. Mr. Samad’s principal business address is 14D, L Block Gulberg 3, Lahora, Pakistan 54810.

(4)

Based on information included in the Schedule 13G filed by Mr. Unger with the SEC on June 4, 2018. Comprised of (i) 3,500,000 shares of Common Stock and (ii) warrants to purchase 2,800,000 shares of Common Stock that are currently exercisable or will become exercisable within 60 days of the Record Date. Mr. Unger’s principal business address is 38 Silver Street, Great Barrington, Massachusetts 01230.

(5)

Comprised of (i) 11,637,766 shares of Common Stock and (ii) options to purchase 2,916,666 shares of Common Stock that are currently exercisable or will become exercisable within 60 days of the Record Date.

(6)

Comprised of (i) 2,449,375 shares of Common Stock, (ii) 1,278,000 shares of Common Stock held by Lucienne Merkatz 2013 Trust for which Mr. Merkatz disclaims beneficial ownership, (iii) 1,273,625 shares of Common Stock held by Sebastian Merkatz 2013 Trust for which Mr. Merkatz disclaims beneficial ownership and (iv) options to purchase 2,916,666 shares of Common Stock that are currently exercisable or will become exercisable within 60 days of the Record Date.

(7)	Comprised of (i) 700,000 shares of Common Stock and (ii) options to purchase 591,665 shares of Common Stock that are currently exercisable or will become exercisable within 60 days of the Record Date.

(8)

Includes shares beneficially owned by the directors and officers listed immediately above, as well as options to purchase 749,999 shares of common stock that are currently exercisable or will become exercisable within 60 days of the Record Date beneficially owned by Brian Chan, our vice president of finance and accounting.

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

We have not yet held an annual meeting of stockholders. Stockholder proposals to be included in the proxy statement for the next annual meeting must be received by the Company at its principal executive offices a reasonable time prior before we print and mail our proxy materials for our next annual meeting of stockholders. Proposals will be considered untimely under Rule 14a-4(c)(1) if not received by us at our corporate offices a reasonable time prior before we print and mail our proxy materials for our next annual meeting of stockholders. For such proposals that are not timely filed, we retain discretion to vote proxies we receive.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance with the requirements of the Exchange Act, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings, including this proxy statement, are available over the Internet at the SEC’s website at www.sec.gov.

By Order of the Board of Directors,

Ilya Nikolayev

CEO and Chairman of the Board of Directors

New York, New York

                 , 2019

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR SHARES TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ANNEX A

FORM OF REVERSE STOCK SPLIT CHARTER AMENDMENT

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

TAPINATOR, INC.

Tapinator, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.

The original Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on December 9, 2013 (the “Original Certificate”). The Original Certificate was amended and restated on July 29, 2015, and subsequently amended on January 22, 2018 (the “Certificate of Incorporation”).

2.

Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.

Effective as of 5:00 p.m., New York time, on [●], 2019 (the “Effective Time”), each [●] issued and outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, shall be converted into one (1) share of the Corporation’s Common Stock, par value $0.001 per share, as constituted following the Effective Time.

4.	The following paragraph is hereby added as a new Section 6 to Article IV of the Certificate of Incorporation:

“Section 6. Reverse Stock Split. Effective as of 5:00 p.m., New York time, on [●], 2019 (the “Effective Time”) each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified as (without any further act) into a smaller number of shares such that each [●] shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation  (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

5.

Pursuant to the resolution of the Board of Directors, a special meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

6.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, Tapinator, Inc., has caused this Certificate to be executed by its duly authorized officer on this [●] day of [●], 2019.

TAPINATOR, INC.

By:	/s/ Ilya Nikolayev
Name: Ilya Nikolayev
Title: Chief Executive Officer and Chairman of the Board of Directors

ANNEX B

FORM OF AUTHORIZED SHARE REDUCTION CHARTER AMENDMENT

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

TAPINATOR, INC.

Tapinator, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.

The original Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on December 9, 2013 (the “Original Certificate”). The Original Certificate was amended and restated on July 29, 2015, and subsequently amended on January 22, 2018 and [●], 2019 (the “Certificate of Incorporation”).

2.

Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	The Certificate of Incorporation is hereby amended by deleting Section 1 of Article IV in its entirety and inserting the following in lieu thereof:

“Authorized Shares. The total number of shares of all classes of stock of which the Corporation shall have authority to issue is twenty-six million five hundred and thirty-two thousand five hundred (26,532,500) of which twenty-five million (25,000,000) shares, par value of $0.001, shall be designated as Common Stock (“Common Stock”), and one million five hundred and thirty-two thousand five hundred (1,532,500) shares shall be designated as Preferred Stock (“Preferred Stock”) with a par value of $0.001 unless stated otherwise within any series' designation of Preferred Stock. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.”

4.

Pursuant to the resolution of the Board of Directors, a special meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

5.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, Tapinator, Inc., has caused this Certificate to be executed by its duly authorized officer on this [●] day of [●], 2019.

TAPINATOR, INC.

By:	/s/ Ilya Nikolayev
Name: Ilya Nikolayev
Title: Chief Executive Officer and Chairman of the Board of Directors

ANNEX C

FORM OF EQUITY INCENTIVE PLAN AMENDMENT

FIRST AMENDMENT TO THE

Tapinator, INC. 2015 EQUITY INCENTIVE PLAN

This First Amendment to the Tapinator, Inc. 2015 Equity Incentive Plan (this “Amendment”), effective as of ___________, 2019, is made and entered into by Tapinator, Inc, a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Tapinator, Inc. 2015 Equity Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Section 21 of the Plan provides that the Board of Directors may amend the Plan at any time; and

WHEREAS, the Board of Directors desires to amend the Plan to (i) add an “evergreen” provision to the Plan whereby the number of shares reserved for issuance under the Plan will be automatically adjusted on each March 31 and September 30, such that the number of shares of Common Stock available for issuance pursuant to awards under the Plan will represent fifteen percent (15%) of the total number of shares of Common Stock authorized and outstanding on the applicable adjustment date, on a fully diluted basis; (ii) add a cap on the maximum number of shares of Common Stock authorized under the Plan that may be issued as Incentive Stock Options; and (iii) make certain other amendments to reflect changes to Section 162(m) of the Code upon enactment of the Tax Cuts and Jobs Act of 2017.

NOW, THEREFORE, in accordance with Section 21 of the Plan, the Company hereby amends the Plan as follows:

1.     Section 4 of the Plan is hereby amended by deleting the first paragraph of said section in its entirety and substituting in lieu thereof the following new paragraph:

The stock subject to options granted under the Plan or grants of Restricted Shares or Restricted Stock Units shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 17 below, the maximum number of shares of Common Stock of the Corporation (“Shares”) which may be issued and sold under the Plan is eighteen million (18,000,000) Shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options (the “ISO Limit”). Notwithstanding the foregoing, on each March 31 and September 30 (“Adjustment Date”), the number of Shares that may be issued pursuant to the Plan shall be increased or decreased by the amount necessary so that the total number of Shares that may be issued or sold under the Plan is equal to fifteen percent (15%) of the total number of shares of Common Stock authorized and outstanding on the applicable Adjustment Date; provided, however, that no such adjustment shall have any effect on, or otherwise change, the ISO Limit, except for any adjustment as permitted in Section 17 below.

2.     Section 4 of the Plan is hereby further amended by deleting the third and fourth paragraphs of said section in their entirety.

3.     Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of Page Intentionally Left Blank;

Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

Tapinator, INC.

By:
Name:
Title:

ANNEX D

TAPINATOR, INC. 2015 EQUITY INCENTIVE PLAN

TAPINATOR, INC.

2015 EQUITY INCENTIVE PLAN

(as amended January 23, 2018)

1.	Purpose.

The purpose of this plan (the “Plan”) is to secure for Tapinator, Inc. (the “Corporation”) and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Corporation and its subsidiary corporations who are expected to contribute to the Corporation's future growth and success. The Plan permits grants of options to purchase shares of Common Stock, $0.001 par value per share, of the Corporation (“Common Stock”) and awards of shares of Common Stock that are restricted as provided in Section 12 (“Restricted Shares”) and Section 13 (“Restricted Stock Units”). Those provisions of the Plan which make express reference to Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”), shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.	Type of Options and Administration.

(a)     Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Corporation (or a Committee designated by the Board of Directors) and may be either incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

(b)     Administration. The Plan will be administered by either the Compensation Committee or the Board of Directors of the Corporation, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors or Compensation Committee may in its sole discretion grant Restricted Shares, Restricted Stock Units and options to purchase shares of Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option, Restricted Share and Restricted Stock Unit agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option, Restricted Share and Restricted Stock Unit agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option, Restricted Share, or Restricted Stock Unit agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), or any successor rule (“Rule 16b-3”)), delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee with respect to the powers so delegated. Any director to whom an option or stock grant is awarded shall be ineligible to vote upon his or her option or stock grant, but such option or stock grant may be awarded any such director by a vote of the remainder of the directors, except as limited below.

(c)     Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Corporation only at such time as the Corporation's Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

(d)     Compliance with Section 162(m) of the Code. Section 162(m) of the Code, added by the Omnibus Budget Reconciliation Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain “covered employees” (“Covered Employees”). It is the Corporation’s intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Corporation’s compensation objectives. For purposes of this Plan, Covered Employees of the Corporation shall be those employees of the Corporation described in Section 162(m)(3) of the Code.

(e)     Special Provisions Applicable to Options Granted to Covered Employees. In order for the full value of options granted to Covered Employees to be deductible by the Corporation for federal income tax purposes, the Corporation may intend for such options to be treated as “qualified performance based compensation” as described in Treas. Reg. §1.162-27(e) (or any successor regulation). In such case, options granted to Covered Employees shall be subject to the following additional requirements:

(i)     such options and rights shall be granted only by a committee comprised solely of two or more “outside directors”, within the meaning of Treas. Reg. § 1.162.27(e)(3); and

(ii)     the exercise price of such options shall in no event be less than the Fair Market Value (as defined below) of the Common Stock as of the date of grant of such options.

(f)     Section 409A of the Code. The Board of Directors may only grant those awards that either comply with the applicable requirements of Section 409A of the Code, or do not result in the deferral of compensation within the meaning of Section 409A of the Code.

3.	Eligibility.

     (a)     General. Options and Restricted Shares may be granted to persons who are, at the time of grant, in a Business Relationship (as defined below) with the Corporation; provided, that Incentive Stock Options may only be granted to individuals who are employees of the Corporation (within the meaning of Section 3401(c) of the Code). A person who has been granted an option or Restricted Shares may, if he or she is otherwise eligible, be granted additional options or Restricted Shares if the Board of Directors shall so determine. For purposes of the Plan, “Business Relationship” means that a person is serving the Corporation, its parent, if applicable, or any of its subsidiaries, if applicable, in the capacity of an employee, officer, director, advisor or consultant.

(b)     Grant of Options to Reporting Persons. From and after the registration of the Common Stock of the Corporation under the Exchange Act, the selection of a director or an officer who is a Reporting Person (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of an option, Restricted Shares, or Restricted Stock Units, the timing of the option, Restricted Share or Restricted Stock Unit grant, the exercise price of the option and the number of Restricted Shares, Restricted Stock Units or shares subject to the option shall be determined either (i) by the Board of Directors, or (ii) by a committee consisting of two or more “Non-Employee Directors” having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a “Non-Employee Director” only if such person qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.	Stock Subject to Plan.

The stock subject to options granted under the Plan or grants of Restricted Shares or Restricted Stock Units shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 16 below, the maximum number of shares of Common Stock of the Corporation (“Shares”) which may be issued and sold under the Plan is 18,000,000 Shares.

If any Restricted Shares or Restricted Stock Units shall be reacquired by the Corporation, forfeited or an option granted under the Plan shall expire, terminate or is canceled for any reason without having been exercised in full, the forfeited Restricted Shares or unpurchased Shares subject to such option shall again be available for subsequent option or Restricted Share grants under the Plan.

The maximum number of Shares with respect to which options may be granted to any one person during any fiscal year of the Corporation may not exceed 3,000,000 Shares.

These limits shall be applied and construed consistently with Section 162(m) of the Code.

5.	Forms of Option and Restricted Share Agreements.

As a condition to the grant of Restricted Shares, Restricted Stock Units or an option under the Plan, each recipient of Restricted Shares or an option shall execute an option, Restricted Share or Restricted Stock Unit agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option, Restricted Share or Restricted Stock agreements may differ among recipients.

6.	Purchase Price.

(a)     General. The purchase price per Share deliverable upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option; provided, however, that the exercise price of an option shall not be less than 100% of the Fair Market Value (as hereinafter defined) of a Share, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of an Incentive Stock Option described in Section 11(b). “Fair Market Value” of a Share as of a specified date for the purposes of the Plan shall mean the closing price of a Share on the principal securities exchange on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse. The Board of Directors may also permit optionees, either on a selective or aggregate basis, to simultaneously exercise options and sell the Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the purchase price of such shares.

(b)     Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Corporation in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Corporation of Shares having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) through any cashless exercise feature that may be included in the option agreement covering a particular option grant, (iii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iv) by any combination of such methods of payment.

7.	Option Period.

Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

8.	Exercise of Options.

Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. No option granted to a Reporting Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors or Compensation Committee may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option, unless it would cause an option that otherwise qualified as an Incentive Stock Option to lose Incentive Stock Option treatment by application of Section 422(d)(1) of the Code and Section 11(c) of the Plan.

9.	Non-transferability of Options.

No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Corporation or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d). If any optionee should attempt to dispose of or encumber his or her options, other than in accordance with the applicable terms of this Plan or the applicable option agreement, his or her interest in such options shall terminate.

10.	Effect of Termination of Employment or Other Relationship.

Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan and the applicable option agreement, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee’s employment or other relationship with the Corporation) at any time within three (3) months following the termination of the optionee's employment or other relationship with the Corporation or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the Option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

11.	Incentive Stock Options.

Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

(a)     Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

(b)     10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

(i)     The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

(ii)     the option exercise period shall not exceed five years from the date of grant.

(c)     Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Corporation) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000 (or such other limitations as the Code may provide).

(d)     Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Corporation, except that, unless otherwise specified in the applicable option agreement:

(i)      an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Corporation (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

(ii)     if the optionee dies while in the employ of the Corporation, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

(iii)    if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Corporation, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-1(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions no Incentive Stock Option may be exercised after its expiration date.

12.	Restricted Shares.

(a)     Awards. The Board of Directors may from time to time in its discretion award Restricted Shares to persons having a Business Relationship with the Corporation and may determine the number of Restricted Shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by such persons. Each award of Restricted Shares will be evidenced by a written agreement executed on behalf of the Corporation and containing terms and conditions not inconsistent with the Plan as the Board of Directors shall determine to be appropriate in its sole discretion.

(b)     Restricted Period; Lapse of Restrictions. At the time an award of Restricted Shares is made, the Board of Directors shall establish a period of time (the “Restricted Period”) applicable to such award which shall not be more than ten years. Each award of Restricted Shares may have a different Restricted Period. In lieu of establishing a Restricted Period, the Board of Directors may establish restrictions based only on the achievement of specified performance measures or a time release schedule. At the time an award is made, the Board of Directors may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Shares. Such conditions may include, without limitation, the death or disability of the participant to whom Restricted Shares are awarded, retirement of the participant pursuant to normal or early retirement under any retirement plan of the Corporation or termination by the Corporation of the participant’s employment other than for cause, or the occurrence of a change in control of the Corporation. Such conditions may also include performance measures, which, in the case of any such award of Restricted Shares to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code, shall be based on one or more of the following criteria: earnings per share, market value per share, return on invested capital, return on operating assets and return on equity. The Board of Directors may also, in its discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Shares at any time after the date the award is made.

(c)     Rights of Holder; Limitations Thereon. Upon an award of Restricted Shares, a stock certificate representing the number of Restricted Shares awarded to the participant shall be registered in the participant’s name and, at the discretion of the Board of Directors, will be either delivered to the participant with an appropriate legend or held in custody by the Corporation or a bank for the participant’s account. The participant shall generally have the rights and privileges of a stockholder as to such Restricted Shares, including the right to vote such Restricted Shares, except that the following restrictions shall apply: (i) with respect to each Restricted Share, the participant shall not be entitled to delivery of an unlegended certificate until the expiration nor termination of the Restricted Period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such Restricted Share; (ii) with respect to each Restricted Share, such share may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the expiration of the Restricted Period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such Restricted Share (except, subject to the provisions of the participant’s stock restriction agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder) and (iii) all of the Restricted Shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the participant to such Restricted Shares shall terminate without further obligation on the part of the Corporation unless the participant has remained in a Business Relationship with the Corporation or any of its subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors applicable to such Restricted Shares. Upon the forfeiture of any Restricted Shares, such forfeited shares shall be transferred to the Corporation without further action by the participant. At the discretion of the Board of Directors, cash and stock dividends with respect to the Restricted Shares may be either currently paid or withheld by the Corporation for the participant’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Board of Directors. The participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 16 hereof.

(d)     Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law including without limitation securities laws, to the participant or the participant’s beneficiary or estate, as the case may be. The Corporation shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the participant or the participant’s beneficiary or estate, as the case may be.

13.	Restricted Stock Units.

“Restricted Stock Units” mean units awarded to persons having a Business Relationship with the Corporation pursuant to this Section 13 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Board of Directors or Compensation Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Board of Directors or Compensation Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the holder, resell to the Corporation at cost) such shares or units in the event of termination of service during the period of restriction.

14.	Additional Provisions.

(a)     Additional Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option, Restricted Stock, or Restricted Stock Unit agreements covering options, Restricted Stock, or Restricted Stock Units granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors or Compensation Committee; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or result in the imposition of an additional tax under Section 409A of the Code.

(b)     Performance Awards. The Board of Directors or Compensation Committee may grant performance awards to one or more persons having a Business Relationship with the Corporation. The terms and conditions of performance awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a performance award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the performance award is to be in shares of Common Stock, the performance awards may provide for the issuance of the shares of Common Stock at the time of the grant of the performance award or at the time of the certification by the Board of Directors or Compensation Committee that the performance goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the performance award and if, at the end of the performance period, the performance goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Board of Directors or Compensation Committee determines that the performance goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the performance award due to failure to achieve the established performance goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each performance award granted to one or more Participants shall have its own terms and conditions

c)     Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised if it would not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or result in the imposition of an additional tax under Section 409A of the Code.

15.	General Restrictions.

(a)     Investment Representations. The Corporation may require any person to whom Restricted Shares, Restricted Stock Units or an option is granted, as a condition of receiving such Restricted Shares, Restricted Stock Units or exercising such option, to give written assurances in substance and form satisfactory to the Corporation to the effect that such person is acquiring the Restricted Shares, Restricted Stock Units or Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Corporation in connection with any public offering of its Common Stock.

(b)     Compliance with Securities Law. Each option and grant of Restricted Shares or Restricted Stock Units shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the Restricted Shares, Restricted Stock Units, or shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such Restricted Shares or Restricted Stock Units shall not be granted and such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

16.	Rights as a Stockholder.

The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

17.	Adjustment Provisions for Recapitalization, Reorganizations and Related Transactions.

(a)     Recapitalization and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Corporation, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of Restricted Shares or Restricted Stock Units granted and shares or other securities subject to any then outstanding options under the Plan, and (z) the exercise price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 16 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

(b)     Reorganization, Merger and Related Transactions. If the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any then outstanding Restricted Shares or option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Restricted Shares, Restricted Stock Units, or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

(c) Board Authority to Make Adjustments. Any adjustments made under this Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

18.	Merger, Consolidation, Asset Sale, Liquidation, Etc.

(a)     General. In the event of a consolidation or merger in which the Corporation is not the surviving corporation, or sale of all or substantially all of the assets of the Corporation in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation (collectively, a “Corporate Transaction”), the Board of Directors of the Corporation, or the board of directors of any corporation assuming the obligations of the Corporation, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such Restricted Shares or options shall be assumed, or equivalent Restricted Shares, Restricted Stock Units or options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice, provide that all unexercised options, Restricted Shares and Restricted Stock Units will terminate immediately prior to the consummation of such transaction unless such options are exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the “Transaction Price”), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all restrictions on Restricted Shares and Restricted Stock Units shall lapse in full or in part and all or any outstanding options shall become exercisable in full or in part immediately prior to such event.

(b)     Substitute Restricted Shares or Options. The Corporation may grant Restricted Shares, Restricted Stock Units or options under the Plan in substitution for Restricted Shares, Restricted Stock Units, or options held by persons in a Business Relationship with another corporation who enter into a Business Relationship with the Corporation, or a subsidiary of the Corporation, as the result of a merger or consolidation of the employing corporation with the Corporation or a subsidiary of the Corporation, or as a result of the acquisition by the Corporation, or one of its subsidiaries, of property or stock of the other corporation. The Corporation may direct that substitute Restricted Shares, Restricted Stock Units or options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

19.	No Special Employment Rights.

Nothing contained in the Plan or in any Restricted Share, Restricted Stock Unit or option agreement shall confer upon any holder of Restricted Shares, Restricted Stock Units or optionee any right with respect to the continuation of his or her employment by, or other Business Relationship with, the Corporation or interfere in any way with the right of the Corporation at any time to terminate such employment or Business Relationship or to increase or decrease the compensation of the optionee.

20.	Other Employee Benefits.

Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the grant of Restricted Shares, Restricted Stock Unit or lapse of restrictions thereon, the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

21.	Amendment of the Plan.

(a)     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Corporation is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or the legal requirements relating to the administration of equity compensation plans, if any, under applicable provisions of federal securities laws, applicable state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system or quotation system on which the Common Stock is listed or quoted, and the applicable laws and rules of any foreign country or jurisdiction where awards are, or will be, granted under the Plan.

(b)     The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or holder of Restricted Shares or Restricted Stock Units, affect his or her rights under an option or grant of Restricted Shares or Restricted Stock Units previously granted to him or her. With the consent of the optionee or holder of Restricted Shares or Restricted Stock Units affected, the Board of Directors may amend outstanding option or Restricted Share or Restricted Stock Unit agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

22.	Withholding.

(a)     The Corporation shall have the right to deduct from payments of any kind otherwise due to the optionee or holder of Restricted Shares or Restricted Stock Units any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options or lapse of restrictions on Restricted Shares or Restricted Stock Units under the Plan. Subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the optionee or holder of Restricted Shares or Restricted Stock Units may elect to satisfy such obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or lapse of restrictions on Restricted Shares or Restricted Stock Units or (ii) by delivering to the Corporation shares of Common Stock already owned by the optionee or holder of Restricted Shares or Restricted Stock Units. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 22(a) may satisfy his or her withholding obligation only with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(b)     The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Corporation if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were transferred to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Corporation, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Corporation's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Corporation at the time of such disposition.

(c)     Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

23.                        Section 162(m) of the Code. The Board of Directors, in its sole discretion, may require that one or more agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Corporation for all or part of any payment of an award under the Plan, a grantee’s receipt of the portion that would not be deductible by the Corporation shall be deferred to either the earliest date at which the Board reasonably anticipates that the grantee's remuneration either does not exceed the limit set forth in Section 162(m) of the Code or is not subject to Section 162(m) of Code, or the calendar year in which the grantee separates from service. This Section 23 shall be applied and construed consistently with Section 409A of the Code and the regulations (and guidance) thereunder.

24.	Effective Date and Duration of the Plan.

(a)     Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 21) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Corporation to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Corporation to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

(b)     Termination. Unless sooner terminated in accordance with Section 18, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of Restricted Shares or options granted under the Plan. If the date of termination is determined under (i) above, then Restricted Shares, Restricted Stock Units, or options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Restricted Shares, Restricted Stock Units, or options.

25.	Governing Law.

The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

Adopted by the Board of Directors on December 14, 2015, as amended January 23, 2018.

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The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com

TAPINATOR, INC.

Special Meeting of Shareholders to be held on November 25, 2019 at 10:00 A.M. (local time)
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Ilya Nikolayev or in his absence Andrew Merkatz, or either of them, with the power of substitution and resubstitution to vote any and all shares of capital stock of Tapinator, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Special Meeting of the Company, to be held at the offices of Haynes and Boone, LLP, 30 Rockefeller Plaza, 26th Floor, New York, NY 10112 on November 25, 2019 at 10:00 a.m. local time, and at any adjournments, postponements or recesses thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Special Meeting (receipt of which is hereby acknowledged):

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR APPROVAL ON PROPOSALS 1, 2 and 3.

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